QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	December 17, 2004

NAVTEQ CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-21323 (Commission File Number)	77-0170321 (I.R.S. Employer Identification Number)

222 Merchandise Mart, Suite 900
Chicago, Illinois 60654
(Address of Principal Executive Offices) (Zip Code)

(312) 894-7000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

        The sole purpose of this amendment is to amend Exhibit 10.1 to the registrant's Current Report on Form 8-K, originally filed with the SEC on December 22, 2004, to include portions of the Exhibit that had previously been omitted ("redacted") pursuant to a request for confidential treatment. The amendment provides a revised redacted version of the Exhibit. Accordingly, Exhibit 10.1 is hereby amended and restated in its entirety.

Section 9—Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits.

        The following exhibit is filed with this Form 8-K:

Exhibit No.	Description
10.1	Interim Amendment to Territory License No. 6 and Data License Agreement by and between NAVTEQ North America, LLC and Harman International Industries, Incorporated(1)

(1)
Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVTEQ CORPORATION
Date: April 20, 2005	By:	/s/ DAVID B. MULLEN Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Interim Amendment to Territory License No. 6 and Data License Agreement by and between NAVTEQ North America, LLC and Harman International Industries, Incorporated(1)

(1)
Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

QuickLinks

  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX